Vanguard Emerging Markets Select Stock Fund

Supplement to the Prospectus and Summary Prospectus Dated February 24, 2012

Prospectus and Summary Prospectus Text Changes

The text under the subheading “Portfolio Managers” beginning on page 3 is replaced with the following:

Portfolio Managers

Matthew Vaight, UKSIP, Portfolio Manager at M&G. He has managed a portion of the Fund since its inception in 2011.

Frank J. Carroll III, Managing Director and co-head of Emerging Markets Equities at Oaktree. He has co-managed a portion of the Fund since its inception in 2011.

Timothy D. Jensen, Managing Director and co-head of Emerging Markets Equities at Oaktree. He has co-managed a portion of the Fund since its inception in 2011.

Caroline Cai, CFA, Principal of Pzena. She has co-managed a portion of the Fund since its inception in 2011.

Allison Fisch, Principal of Pzena. She has co-managed a portion of the Fund since its inception in 2011.

John P. Goetz, Managing Principal and co-Chief Investment Officer of Pzena. He has co-managed a portion of the Fund since its inception in 2011.

Cheryl M. Duckworth, CFA, Senior Vice President and Associate Director, Global Industry Research of Wellington Management. She has managed a portion of the Fund since its inception in 2011.

Prospectus Text Changes

The following text replaces similar text beginning on page 16:

The managers primarily responsible for the day-to-day management of the Fund are:

(over, please)

Matthew Vaight, UKSIP, Portfolio Manager at M&G. He has worked in investment management for M&G since 1996; has managed investment portfolios since 2007; and has managed a portion of the Fund since its inception in 2011. Education: B.A., Oxford University.

Frank J. Carroll III, Managing Director and co-head of Emerging Markets Equities at Oaktree. He has worked in investment management since 1990; has been with Oaktree since 1999; has managed investment portfolios since 2005; and has co-managed a portion of the Fund since its inception in 2011. Education: B.A., Fairfield University.

Timothy D. Jensen, Managing Director and co-head of Emerging Markets Equities at Oaktree. He has worked in investment management since 1990; has managed investment portfolios since 1998; has been with Oaktree since 2000; and has co-managed a portion of the Fund since its inception in 2011. Education: B.A., Harvard College; M.B.A., University of California Los Angeles.

Caroline Cai, CFA, Principal of Pzena. She has worked in investment management since 1998; has managed investment portfolios for Pzena since 2004; and has co-managed a portion of the Fund since its inception in 2011. Education: B.A., Bryn Mawr College.

Allison Fisch, Principal of Pzena. She has worked in investment management since 2001; has managed investment portfolios for Pzena since 2006; and has co-managed a portion of the Fund since its inception in 2011. Education: B.A., Dartmouth College.

John P. Goetz, Managing Principal and co-Chief Investment Officer of Pzena. He has worked in investment management since 1979; has managed investment portfolios for Pzena since 1996; and has co-managed a portion of the Fund since its inception in 2011. Education: B.A., Wheaton College; M.B.A., the Kellogg School at Northwestern University.

Cheryl M. Duckworth, CFA, Senior Vice President and Associate Director, Global Industry Research of Wellington Management. She has worked in investment management since 1988; has been with Wellington Management since 1994; has managed investment portfolios since 2003; and has managed a portion of the Fund since its inception in 2011. Education: B.A., Duke University; M.S., Massachusetts Institute of Technology.

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Fund.

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Vanguard Marketing Corporation, Distributor.	PS 752 102012